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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________________

FORM 8-K/A

_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

OFG BANCORP

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Oriental Center, 15th Floor
254 Muñoz Rivera Avenue
San Juan, Puerto Rico		00918

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $1.00 per share	OFG	New York Stock Exchange

7.125% Noncumulative Monthly Income Preferred Stock, Series A ($25.00 liquidation preference per share)	OFG.PRA	New York Stock Exchange

7.0% Noncumulative Monthly Income Preferred Stock, Series B ($25.00 liquidation preference per share)	OFG.PRB	New York Stock Exchange

7.125% Noncumulative Perpetual Preferred Stock, Series D ($25.00 liquidation preference per share)	OFG.PRD	New York Stock Exchange

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Explanatory Note for Amendment No. 1 to the Current Report on Form 8-K

for the Event Date of December 31, 2019

On December 31, 2019, OFG Bancorp (“Oriental”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that its wholly owned subsidiary, Oriental Bank (the “Bank”), completed the acquisition of Scotiabank de Puerto Rico (“SBPR”), and the acquisition of certain assets and assumption of certain liabilities of the U.S. Virgin Islands banking operations of The Bank of Nova Scotia (“BNS”) and of certain loans and other assets, and assumption of certain liabilities, from BNS’s Puerto Rico branch (the “Scotiabank Acquisition”). This Current Report on Form 8-K/A amends and supplements Item 9.01(a) and 9.01(b) of the original Form 8-K to provide financial statements and pro forma financial information required by such items, respectively.

Pursuant to a waiver granted by the Securities and Exchange Commission to Oriental on July 24, 2019, Oriental omitted certain financial information for the acquired assets and liabilities of the USVI and Puerto Rico branches of BNS.

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Item 9.01 — Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of SBPR and Subsidiary as of October 31, 2019 and 2018 and for the three-year period ended October 31, 2019, and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

 (b) Pro Forma Financial Statements.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(c) Exhibits

Exhibit 23.1	Consent of independent registered public accounting firm.
Exhibit 99.1	Audited financial statements of Scotiabank de Puerto Rico and Subsidiary as of October 31, 2019 and 2018 and for the three-year period ended October 31, 2019.
Exhibit 99.2	Unaudited pro forma condensed combined financial information for the year ended December 31, 2019.

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Pursuant to the requirements of the Securities Exchange Act of 1934, Oriental has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2020

OFG BANCORP

By: /s/ Carlos O. Souffront_________________________

       Carlos O. Souffront

       General Counsel and Secretary of Board of Directors